Exhibit 99.1

Walgreens Boots Alliance Enters into Definitive Agreement to Be Acquired by Sycamore Partners

Total Consideration Consists of $11.45 per Share in Cash and Additional Potential Value of Up To $3.00 in Cash per WBA Share from Future Monetization of VillageMD Businesses

Sycamore and WBA Combine Retail and Healthcare Expertise to Better Position WBA to Accelerate Turnaround Plan

DEERFIELD, Ill. & NEW YORK — March 6, 2025 — Walgreens Boots Alliance (NASDAQ: WBA) (the “Company” or “WBA”) today announced that it has entered into a definitive agreement to be acquired by an entity affiliated with Sycamore Partners (“Sycamore”), a private equity firm specializing in retail, consumer and distribution-related investments. The total value of the transaction represents up to $23.7 billion1.

WBA shareholders will receive total consideration consisting of $11.45 per share in cash at closing of the Sycamore transaction (the “Cash Consideration”) and one non-transferable right (a “Divested Asset Proceed Right” or “DAP Right”) to receive up to $3.00 in cash per WBA share (together with the Cash Consideration, the “Total Consideration”) from the future monetization of WBA’s debt and equity interests in VillageMD, which includes the Village Medical, Summit Health and CityMD businesses (such businesses, “Divested Assets”). The Cash Consideration represents a premium of 29%, and the Total Consideration represents a premium of up to 63%, to the WBA closing share price of $8.85 on December 9, 2024, the day prior to the first media reports regarding a potential transaction. Additional information about the future monetization of the Divested Assets and the DAP Rights is included below and a supplemental presentation can be found on the WBA investor relations website at investor.walgreensbootsalliance.com.

Leveraging WBA’s healthcare expertise and Sycamore’s established leadership in retail and consumer services, WBA will be better positioned to become the first choice for pharmacy, retail and health services. The Company will continue to operate under Walgreens, Boots and its trusted portfolio of consumer brands. WBA will maintain its headquarters in the Chicago area and continue contributing to the communities in which it operates, with the goal of positively impacting the health outcomes and overall well-being of its customers, patients, communities and team members.

Tim Wentworth, Chief Executive Officer, Walgreens Boots Alliance, said, “Throughout our history, Walgreens Boots Alliance has played a critical role in the retail healthcare ecosystem. We are focused on making healthcare delivery more effective, convenient and affordable as we navigate the challenges of a rapidly evolving pharmacy industry and an increasingly complex and competitive retail landscape. While we are making progress against our ambitious turnaround strategy, meaningful value creation will take time, focus and change that is better managed as a private company. Sycamore will provide us with the expertise and experience of a partner with a strong track record of successful retail turnarounds. The WBA Board considered all these factors in evaluating this transaction, and we believe this agreement provides shareholders premium cash value, with the ability to benefit from additional value creation going forward from monetization of the VillageMD businesses.”

[1]

Based on cash consideration of $11.45 per share and up to $3.00 per DAP Right, plus net debt, capital leases, present value of opioid liability and Everly settlement, less fair value of all equity investments.

Mr. Wentworth concluded, “Our trusted brands and deep commitment to our customers, patients, communities and team members have and will continue to anchor our business as we realize our goal of being the first choice for pharmacy, retail and health services. I am grateful to the more than 311,000 team members globally who are fiercely committed to WBA, our customers and patients.”

“For nearly 125 years, Walgreens, and for 175 years, Boots, along with their portfolio of trusted brands, have been integral to the lives of patients and customers. Sycamore has deep respect for WBA’s talented and dedicated team members, and we are committed to stewarding the Company’s iconic brands,” said Stefan Kaluzny, Managing Director of Sycamore Partners. “This transaction reflects our confidence in WBA’s pharmacy-led model and essential role in driving better outcomes for patients, customers and communities.”

Financing, Approvals and Timing

The WBA Board of Directors, with Stefano Pessina and John Lederer recused from the deliberations and approval, has unanimously approved the proposed transaction. The transaction is expected to close in the fourth quarter calendar year 2025, subject to customary closing conditions, including approval by WBA shareholders (including a majority of votes cast by WBA shareholders unaffiliated with Mr. Pessina or Sycamore) and the receipt of required regulatory approvals. The transaction is not subject to a financing condition and Sycamore has received fully committed financing for the transaction.

Upon completion of the transaction, WBA’s common stock will no longer be listed on the Nasdaq Stock Market, and WBA will become a private company.

Go-Shop Period

The transaction agreement provides for a so-called “go-shop” period, during which WBA, with the assistance of Centerview Partners, its financial advisor, will actively solicit, and depending on interest, potentially receive, evaluate and enter into negotiations with parties that offer alternative proposals. The initial go-shop period is 35 days. There can be no assurance that this process will result in a superior proposal. WBA does not intend to disclose developments with respect to the solicitation process unless and until the WBA Board of Directors has made a decision with respect to any potential superior proposal.

Voting and Reinvestment Agreements

Sycamore and WBA have entered into voting and reinvestment agreements with WBA’s Executive Chairman, Mr. Pessina, and his holding company, who in the aggregate own approximately 17% of WBA’s shares of outstanding common stock. Under these agreements, Mr. Pessina and his holding company will vote all of their shares of WBA common stock in favor of the transaction (consistent with obligations under his existing shareholder’s agreement), subject to certain terms and conditions contained therein, and will reinvest all of their Cash Consideration received in the transaction, in addition to an incremental cash investment, into the acquiring company. Accordingly, Mr. Pessina and his holding company will maintain a significant equity investment in the businesses. Mr. Pessina and his holding company will receive one DAP Right per share of WBA common stock owned by them and, accordingly, will hold approximately 17% of the DAP Rights following the closing of the Sycamore transaction.

In response to Sycamore’s request and in connection with facilitating Sycamore’s financing for the transaction, WBA’s Board of Directors requested and authorized Mr. Pessina to begin discussions with Sycamore regarding the possibility of Mr. Pessina’s reinvestment of his Cash Consideration. These discussions followed Mr. Pessina’s recusal from the WBA Board’s deliberation and evaluation of the transaction. Mr. Pessina agreed to participate as an investor in Sycamore’s acquisition following review of the proposal.

Value Maximization Process for VillageMD Businesses

As previously announced, WBA is currently evaluating a variety of options with respect to its significant debt and equity interests in the Divested Assets. Following the closing of the Sycamore transaction, a committee consisting of a representative of the pre-closing WBA Board of Directors, a representative of Mr. Pessina and a representative of Sycamore (the “Divested Assets Committee”) will determine the nature and timing of the process to maximize value of WBA’s debt and equity interests in the Divested Assets. The Divested Assets Committee intends to consider all paths available to maximize the value of these businesses, including actions to significantly enhance operational performance and strengthen the balance sheet of the businesses, ahead of any future monetization transaction or transactions.

WBA shareholders will receive, at closing of the Sycamore transaction, one non-transferable DAP Right per WBA share.

As the sole lender to the Divested Assets businesses, WBA expects to receive 100% of the initial net proceeds of any sale or sales of the Divested Assets up to the amount of debt owed to WBA by VillageMD, which as of February 28, 2025, is $3.4 billion, accruing PIK interest at 19% per year.

Pursuant to the terms and conditions of the DAP Rights, 70% of any such net proceeds received by WBA from the sale or sales of the Divested Assets would be payable to DAP Right holders. The maximum amount payable to DAP Right holders is $3.00 per DAP Right or approximately $2.7 billion in the aggregate.

Although the Divested Assets Committee will strive to maximize the value of the Divested Assets, and therefore, the DAP Rights, there can be no assurances that a sale of the Divested Assets will occur, and no assurances as to the timing, terms or amount of proceeds from any potential sale of the Divested Assets.

Walgreens Boots Alliance Fiscal 2025 Second Quarter Earnings Announcement

WBA will release its fiscal year 2025 second quarter financial results and file its Quarterly Report on Form 10-Q on April 8, 2025.

Advisors

Centerview Partners is acting as financial advisor, Kirkland & Ellis LLP is acting as legal advisor and Ropes & Gray LLP is acting as healthcare regulatory counsel to WBA. Morgan Stanley & Co. LLC was also a financial advisor, and provided a fairness opinion to the WBA Board of Directors.

UBS Investment Bank is acting as lead financial advisor, Goldman Sachs and J.P. Morgan are acting as co-lead financial advisors, Citi and Wells Fargo are acting as financial advisors, Davis, Polk & Wardwell LLP is acting as legal counsel and Bass Berry & Sims PLC is acting as healthcare regulatory counsel to Sycamore Partners.

Debevoise & Plimpton LLP is acting as legal advisor to Stefano Pessina.

About Walgreens Boots Alliance

Walgreens Boots Alliance (Nasdaq: WBA) is an integrated healthcare, pharmacy and retail leader serving millions of customers and patients every day, with a 175-year heritage of caring for communities.

A trusted, global innovator in retail pharmacy with approximately 12,500 locations across the U.S., Europe and Latin America, WBA plays a critical role in the healthcare ecosystem. Through dispensing medicines, improving access to pharmacy and health services, providing high quality health and beauty products and offering anytime, anywhere convenience across its digital platforms, WBA is shaping the future of healthcare in the thousands of communities it serves and beyond.

WBA employs approximately 311,000 people, with a presence in eight countries and consumer brands including: Walgreens, Boots, Duane Reade, No7 Beauty Company and Benavides. The Company is proud of its contributions to healthy communities, a healthy planet, an inclusive workplace and a sustainable marketplace. In fiscal 2024, WBA scored 100% on the Disability Equality Index for disability inclusion.

More Company information is available at www.walgreensbootsalliance.com.

(WBA-GEN)

(WBA-IR)

About Sycamore Partners

Sycamore Partners is a private equity firm based in New York. The firm specializes in consumer, distribution and retail-related investments and partners with management teams to improve the operating profitability and strategic value of their business. With approximately $10 billion in aggregate committed capital raised since its inception in 2011, Sycamore Partners’ investors include leading endowments, financial institutions, family offices, pension plans and sovereign wealth funds. For more information on Sycamore Partners, visit www.sycamorepartners.com.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/
1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

WBA Contacts

Investor Relations:

Brian Holzer

investor.relations@wba.com

Media:

Jonathon Hosea

media@wba.com

Sycamore Contacts

Michael Freitag or Arielle Rothstein

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

media@sycamorepartners.com